UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 18, 2010

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

An annual meeting of shareholders of DXP Enterprises, Inc. was held on June 18, 2010.  At that meeting management’s nominees were elected directors for the ensuing year.  Of the 10,714,433 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares as to which authority to vote in the election was withheld, and the number of broker non-votes were as follows with respect of the nominees:

	Shares/Votes Voted For	Shares/Votes Withheld
David Little	10,431,903	282,530
Cletus Davis	10,379,300	335,133
Timothy P. Halter	10,167,112	547,321
Kenneth H. Miller	10,379,300	335,133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

June 22, 2010                                                                         By:    /s/ MAC MCCONNELL
Mac McConnell
Senior Vice President and Chief Financial Officer